UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2006

Federal Services Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Third Avenue, 33rd Floor		10022-4775
New York, New York		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 403-9765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐              Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On May 18, 2006, the Board of Directors of Federal Services Acquisition Corporation (the “Company”) announced in a press release that Stuart R. Lloyd will join the Company as its Chief Financial Officer upon the closing of the Company’s acquisition of Advanced Technology Systems, Inc. Prior to the closing of the acquisition, Mr. Lloyd, through a firm owned by him, will consult with the Company in its acquisition process and be paid for such services at the closing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated May 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Services Acquisition Corporation
(Registrant)

Date: May 19, 2006	/s/ Peter M. Schulte
Peter M. Schulte
President

Exhibit Index

Exhibit No.	Document
99.1	Press Release dated May 18, 2006